UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2026, pursuant to the recommendation of the Compensation and Human Capital Committee of the Board of Directors (the “Board of Directors”) of Rush Enterprises, Inc. (the “Company”), the Board of Directors approved new base salaries, effective as of July 1, 2026, for the current named executive officers of the Company, as follows:

Name / Title	Annual Base Salary

W.M. “Rusty” Rush
Chairman, President and Chief Executive Officer	$1,855,802
Steven L. Keller
Chief Financial Officer and Treasurer	$562,506
Jody Pollard
Chief Operating Officer	$530,450
Corey Lowe
Senior Vice President – Peterbilt Dealerships	$527,193

Item 7.01	Regulation FD Disclosure.

On June 30, 2026, the Company issued a press release announcing that the Company’s Class A common stock, par value $0.01 and Class B common stock, par value $0.01 (collectively, the “Common Stock”) has been approved for dual listing with Nasdaq Texas, LLC (“Nasdaq Texas”).

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. The information in this Item 7.01 on Form 8-K (including the exhibit attached hereto) is being furnished under Item 7.01 and Item 8.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01         Other Events.

On June 30, 2026, the Company announced that it has applied and been approved to have its Common Stock dually listed with the Nasdaq Texas securities exchange. The Company expects the listing and trading of the Common Stock on Nasdaq Texas to commence on July 1, 2026, under the ticker symbols “RUSHA” and “RUSHB.” The Company will maintain its primary listing on the Nasdaq Global Select Market under its current ticker symbols, “RUSHA” and “RUSHB.”

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.         Description

99.1	Rush Enterprises, Inc. press release dated June 30, 2026.

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: June 30, 2026	By:	/s/ Michael Goldstone
Senior Vice President, General Counsel and Corporate Secretary